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                                                                      EXHIBIT 10

Consent of  Independent Auditors

We consent to the references to our firm under the captions "Schedule of Accumulation Unit Values and Accumulation Units Outstanding", "General Information" and "Financial Statements" and to the use of our reports on the financial statements of SAFECO Resource Variable Account B, dated January 27, 1995, and on the consolidated financial statements of SAFECO Life Insurance Company and subsidiaries, dated February 10, 1995, in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, No. 33-69600) and related Prospectus of SAFECO Resource Variable Account B dated December 29, 1995.


/s/ ERNST & YOUNG


Seattle, Washington
Date: December 27, 1995